LETTER OF TRANSMITTAL

To Offer to Exchange Shares of Common Stock

of

KLONDIKE STAR MINERAL CORPORATION

for

0.25 Shares of Common Stock of Klondike Gold Corp.

by

KLONDIKE GOLD CORP.

Pursuant to the Offer to Exchange dated [*]

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., PACIFIC TIME, ON __________, UNLESS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER TO EXCHANGE BUT NOT DURING ANY SUBSEQUENT OFFER PERIOD.

The Exchange Agent for the Offer is:

SIGNATURE STOCK TRANSFER, INC.

By Mail:	By Overnight Courier or By Hand:

Signature Stock Transfer, Inc.	Signature Stock Transfer, Inc.
2632 Coachlight Court	2632 Coachlight Court
Plano, TX 75093-3850	Plano, TX 75093-3850

By Facsimile:

(972) 612-4122

Confirm Facsimile Transmission:

(___) __________

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*  Need not be completed by shareholders tendering by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

This Letter of Transmittal is to be used for the exchange of shares of common stock (the “Klondike Star Common Stock”) of Klondike Star Mineral Corporation (“Klondike Star”), a Delaware corporation. Tendering Klondike Star shareholders may use this form if certificates evidencing shares of Klondike Star Common Stock are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of shares of Klondike Star Common Stock is to be made by book-entry transfer to the account of Signature Stock Transfer, Inc. (the “Exchange Agent”) at the book-entry transfer facility pursuant to the procedures set forth in the section of the Offer to Exchange dated __________ (the “Offer to Exchange”) entitled “The Exchange Offer—Procedure for Tendering.”

Holders whose certificates evidencing shares of Klondike Star Common Stock are not immediately available or who cannot deliver their certificates evidencing shares of Klondike Star Common Stock and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined herein), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their shares of Klondike Star Common Stock according to the guaranteed delivery procedure set forth in the section of the Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering.” See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

LOST CERTIFICATES

☐	CHECK HERE IF CERTIFICATES(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 8 BELOW.

TENDER OF SHARES

☐

CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:	Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by guaranteed delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND FOR THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

The undersigned hereby tenders to Klondike Gold Corp. (“Klondike Gold”), a British Columbia, Canada, corporation, each of the above-described shares of common stock, par value $0.0001 (the “Klondike Star Common Stock”), of Klondike Star Mineral Corporation (“Klondike Star”), a Delaware corporation, in exchange for .25 shares of common stock of Klondike Gold (the “Klondike Gold Common Stock”) upon the terms and subject to the conditions set forth in the Offer to Exchange dated __________, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended, supplemented or modified from time to time, constitute the “Offer”). The Offer expires at 5:00 p.m., Pacific Time, on _____, 2013, unless extended as described in the Offer to Exchange (as extended, the “Expiration Date”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of shares of Klondike Star Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Klondike Gold all right, title and interest in and to all of the shares of Klondike Star Common Stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of Klondike Star Common Stock or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Offer to Exchange (collectively, “Distributions”)) and irrevocably appoints Signature Stock Transfer, Inc. (the “Exchange Agent”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such shares of Klondike Star Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares of Klondike Star Common Stock), to (i) deliver certificates evidencing such shares of Klondike Star Common Stock, and all Distributions, or transfer ownership of such shares of Klondike Star Common Stock (and all Distributions) on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Klondike Gold; (ii) present such shares of Klondike Star Common Stock (and all Distributions) for transfer on the books of Klondike Star; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Klondike Star Common Stock (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, or through delivery of an Agent’s Message, as set forth in the section of the Offer to Exchange entitled “The Exchange Offer—Procedures for Tendering,” the tendering shareholder irrevocably appoints designees of Klondike Gold as such shareholder’s agents, attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the shares of Klondike Star Common Stock tendered by such shareholder and accepted for exchange by Klondike Gold (and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of Klondike Star Common Stock (and all Distributions). Such appointment will be effective when, and only to the extent that, Klondike Gold accepts such shares of Klondike Star Common Stock for exchange. Upon appointment, all prior powers of attorney and proxies given by such shareholder with respect to such shares of Klondike Star Common Stock (and all Distributions) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such shareholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Klondike Gold will, with respect to the shares of Klondike Star Common Stock (and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such shareholder as they in their discretion may deem proper at any annual or special meeting of Klondike Star shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Klondike Gold reserves the right to require that, in order for shares of Klondike Star Common Stock to be deemed validly tendered, immediately upon Klondike Gold’s acceptance of shares of Klondike Star Common Stock for exchange, Klondike Gold must be able to exercise full voting, consent and other rights with respect to such shares of Klondike Star Common Stock (and all Distributions).

The foregoing proxies are effective only upon acceptance for exchange of shares of Klondike Star Common Stock tendered pursuant to the Offer. The Offer does not constitute a solicitation of proxies, absent an exchange of shares of Klondike Star Common Stock, for any meeting of Klondike Star’s shareholders, which will be made only pursuant to separate proxy materials complying with the requirements of the rules and regulations of the Securities and Exchange Commission.

The undersigned hereby represents and warrants that the undersigned owns the shares of Klondike Star Common Stock being tendered (and all Distributions), the tender of such shares of Klondike Star Common Stock complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, the undersigned has full power and authority to tender, sell, assign and transfer the shares of Klondike Star Common Stock (and all Distributions) tendered hereby, when such shares of Klondike Star Common Stock are accepted for exchange by Klondike Gold, Klondike Gold will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and none of such shares of Klondike Star Common Stock (or any Distributions) will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Klondike Gold to be necessary or desirable to complete the sale, assignment and transfer of shares of Klondike Star Common Stock (and all Distributions) tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Klondike Gold all Distributions in respect of shares of Klondike Star Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Klondike Gold shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the shares of Klondike Star Common Stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Klondike Gold in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of shares of Klondike Star Common Stock pursuant to any one of the procedures described in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and Klondike Gold upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the Offer to Exchange, Klondike Gold may not be required to accept for exchange any of the shares of Klondike Star Common Stock tendered hereby.

The undersigned understands that the delivery and surrender of shares of Klondike Star Common Stock that the undersigned has tendered is not effective, and the risk of loss of such shares of Klondike Star Common Stock does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Transmittal, duly completed and signed, or an Agent’s Message (as discussed in the Offer to Exchange in the section entitled “The Exchange Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Klondike Gold and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF SHARES OF KLONDIKE STAR COMMON STOCK WILL BE DETERMINED BY KLONDIKE GOLD IN ITS SOLE DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING KLONDIKE STAR SHAREHOLDERS. The undersigned also understands that no tender of shares of Klondike Star Common Stock is valid until all defects and irregularities in tenders of shares of Klondike Star Common Stock have been cured or waived and that none of Klondike Gold, the Exchange Agent, the Information Agent (see below), or any other person is under any duty to give notification of any defects or irregularities in the tender of any shares of Klondike Star Common Stock or will incur any liability for failure to give any such notification.

Unless otherwise indicated below under “Special Issuance Instructions,” the undersigned hereby requests that the certificates for shares of Klondike Gold Common Stock (or, at Klondike Gold’s election, evidence of book-entry of shares of Klondike Gold Common Stock) and the return of any certificates evidencing shares of Klondike Star Common Stock not tendered or not accepted for exchange, be issued in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” the undersigned hereby requests that the certificates for shares of Klondike Gold Common Stock (or, at Klondike Gold’s election, evidence of book-entry of shares of Klondike Gold Common Stock) and any certificates evidencing shares of Klondike Star Common Stock not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holders(s) appearing above in the box entitled “Description of Shares Tendered.” In the event that the boxes below entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for shares of Klondike Gold Common Stock (or, at Klondike Gold’s election, evidence of book-entry of shares of Klondike Gold Common Stock) and the return of any certificates evidencing shares of Klondike Star Common Stock not tendered or not accepted for exchange, be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Shareholders tendering shares of Klondike Star Common Stock by book-entry transfer may request that shares of Klondike Star Common Stock not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such shares of Klondike Star Common Stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated below. The undersigned recognizes that Klondike Gold has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any shares of Klondike Star Common Stock from the name of the registered holder(s) thereof if Klondike Gold does not accept for exchange any of the shares of Klondike Star Common Stock so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for shares of Klondike Gold Common Stock (or, at Klondike Gold’s election, evidence of book-entry of shares of Klondike Gold Common Stock),  and/or certificates evidencing shares of Klondike Star Common Stock not tendered or not accepted for exchange are to be issued in the name of someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered.”

Issue (please check one or both, as applicable):

☐  Check    ☐ Share Certificate(s) to:

Name:

(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number

or Social Security Number:

☐ Credit shares of Klondike Star Common Stock tendered by book-entry transfer, but not exchanged, to the account number at the book-entry transfer facility set forth below.

Account Number:	_____________________________________________________________________________________________

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for shares of Klondike Gold Common Stock (or, at Klondike Gold’s election, evidence of book-entry of shares of Klondike Gold Common Stock, and/or certificates evidencing shares of Klondike Star Common Stock not tendered or not accepted for exchange are to be sent to an address other than the address(es) of the registered holders(s) listed above in the box entitled “Description of Shares Tendered.”

Mail (please check one or both, as applicable):

☐ Check ☐ Share Certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

IMPORTANT—DATE AND SIGN HERE
Dated:

(Signature(s) of Shareholder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:
(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

GUARANTEE OF SIGNATURE(S)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY

(If Required—See Instructions 1 and 5)

Authorized Signature:

Name:

Title:
(Please Print)

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

PLACE MEDALLION GUARANTEE

  IN SPACE TO THE RIGHT:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (i) the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of shares of Klondike Star Common Stock and such holder(s) have not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if shares of Klondike Star Common Stock are tendered for the account of a financial institution that is a member of the Security Transfer Agent Medallion Signature Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by Klondike Star shareholders either if certificates evidencing shares of Klondike Star Common Stock are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the shares of Klondike Star Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Exchange. For a shareholder to validly tender shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates evidencing shares of Klondike Star Common Stock must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) shares of Klondike Star Common Stock for all shares delivered electronically must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Offer to Exchange, and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Offer to Exchange.

Shareholders whose certificates evidencing shares of Klondike Star Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Klondike Star Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Offer to Exchange.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Klondike Gold, must be received by the Exchange Agent prior to the Expiration Date and (iii) certificates evidencing shares of Klondike Star Common Stock, in proper form for transfer (or a book-entry confirmation with respect to all tendered shares of Klondike Star Common Stock), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Transmittal must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the shares of Klondike Star Common Stock that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Klondike Gold may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE SHARES OF KLONDIKE STAR COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN

ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional shares of Klondike Star Common Stock will be exchanged. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their shares of Klondike Star Common Stock for exchange.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of shares of Klondike Star Common Stock tendered and the certificate numbers evidencing such shares of Klondike Star Common Stock, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all shares of Klondike Star Common Stock evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of shares of Klondike Star Common Stock that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificates evidencing the remainder of the shares of Klondike Star Common Stock that were evidenced by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box entitled “Description of Shares Tendered,” unless otherwise provided in the box(es) entitled “Special Delivery Instructions” and/or “Special Issuance Instructions” herein, as soon as practicable after the Expiration Date or the termination of the Offer. All shares of Klondike Star Common Stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of shares of Klondike Star Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such shares of Klondike Star Common Stock without alteration, enlargement or any other change whatsoever.

If any shares of Klondike Star Common Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any shares of Klondike Star Common Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of Klondike Star Common Stock.

If this Letter of Transmittal is signed by the registered holder(s) of shares of Klondike Star Common Stock tendered hereby, no endorsements of certificates evidencing shares of Klondike Star Common Stock or separate stock powers are required, unless the shares of Klondike Gold Common Stock are to be issued to, or certificates evidencing shares of Klondike Star Common Stock not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing shares of Klondike Star Common Stock tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

 If this Letter of Transmittal or any certificate evidencing shares of Klondike Star Common Stock or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Klondike Gold of such person’s authority so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Klondike Gold will pay all stock transfer taxes with respect to the transfer of any shares of Klondike Star Common Stock to it, or by its order, pursuant to the Offer. If, however, issuance of shares of Klondike Gold Common Stock is to be made to, or certificate(s) evidencing shares of Klondike Star Common Stock not tendered or not accepted for exchange are to be issued in the name of any person other than the registered holder(s) or if tendered certificates evidencing shares of Klondike Star Common Stock are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such issuance or transfer to such other person will be the responsibility of such shareholder requesting the exchange of such shares of Klondike Star Common Stock pursuant to the Offer, and the issuance of the shares in the Klondike Gold Capital Stock in exchange therefore will be subject to such shareholder submitting evidence satisfactory to Klondike Gold of the payment of such taxes, or exemption therefrom.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING SHARES OF KLONDIKE STAR COMMON STOCK TENDERED HEREBY.

7. Special Issuance and Delivery Instructions. If certificates (or, at Klondike Gold’s election, evidence of book-entry transfer) for shares of Klondike Gold Common Stock, or any shares of Klondike Star Common Stock not tendered or not accepted for exchange are to be issued in the name of and/or returned to a person other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered”, or if any certificates evidencing shares of Klondike Star Common Stock not tendered or not exchanged are to be sent to someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or to the registered holder(s) listed above in the box entitled “Description of Shares Tendered” at an address other than that listed above in the box entitled “Description of Shares Tendered,” the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of Klondike Star Common Stock by book-entry transfer may request that shares of Klondike Star Common Stock not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such shares of Klondike Star Common Stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated above.

8. Mutilated, Lost, Stolen or Destroyed Certificates. Holders of certificates evidencing shares of Klondike Star Common Stock that have been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above, and (ii) contact Signature Stock Transfer, the transfer agent for Klondike Star Common Stock, by calling 1-972- 612-4120. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Transmittal.

9. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by Klondike Gold, in its sole discretion, at any time and from time to time, in the case of any shares of Klondike Star Common Stock tendered.

 10. Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

12. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Klondike Star Common Stock will be determined by Klondike Gold in its sole discretion, and their determinations shall be final and binding. Klondike Gold reserves the absolute right to cause Klondike Gold to reject any and all tenders of shares of Klondike Star Common Stock that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Klondike Gold’s counsel, be unlawful. Klondike Gold also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Klondike Star Common Stock. No tender of shares of Klondike Star Common Stock will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Klondike Gold, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of shares of Klondike Star Common Stock and none of them will incur any liability for failure to give any such notice. Klondike Gold’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and certificates evidencing shares of Klondike Star Common Stock and any other required documents should be sent or delivered by each shareholder or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth herein.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers as set forth below. Requests for additional copies of the Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Exchange Agent for the Offer is:

SIGNATURE STOCK TRANSFER, INC.

By Mail:	By Overnight Courier or By Hand:

Signature Stock Transfer, Inc.	Signature Stock Transfer, Inc.
2632 Coachlight Court	2632 Coachlight Court
Plano, TX 75093-3850	Plano, TX 75093-3850

By Facsimile:

(972-612-4122

Confirm Facsimile Transmission:

(___) __________

The Information Agent for the Offer is:

James B. Parsons

Parsons/Burnett/Bjordahl/Hume, LLP

1850 Skyline Tower

10900 NE 4th Street

Bellevue, WA 98004

Telephone: (425) 451-8036

Fax: (425) 451-8568

E-Mail: jparsons@pblaw.biz